FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 26, 2004

ANADIGICS, Inc. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-25662 (Commission File Number)	22-2582106 (IRS Employer Identification No.)
141 Mt. Bethel Road (Address of principal executive offices)	07059 (Zip Code)

Registrant's telephone number, including area code - 908-668-5000

35 Technology Drive, Warren, NJ 07059 (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press release issued by ANADIGICS, Inc. dated July 26, 2004.

Item 12. Results of Operations and Financial Condition

The information contained herein and in the accompanying exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 26, 2004, ANADIGICS, Inc. announced its financial results for the three and six months ended July 3, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented in accordance with GAAP, ANADIGICS Inc. uses non-GAAP measures of operating results, net income and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses that we believe are not indicative of our ongoing operations. Additionally, since we have historically reported non-GAAP results to the investment community, the inclusion of non-GAAP measures provides consistency in our financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information should not be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ANADIGICS, Inc.

Date: July 26, 2004	By:	/s/ Thomas Shields

Title Sr. Vice President & CFO

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated July 26, 2004, announcing ANADIGICS, Inc.’s financial results for the three and six months ended July 3, 2004

 Exhibit 99.1        ANADIGICS REPORTS RESULTS FOR SECOND QUARTER 2004

Revenues grow to $22.7 Million, up 7% sequentially and 26% Year-Over-Year
Pro forma EPS Loss of $0.33 compared with $0.40 last quarter
Broadband revenues increased sequentially 23% and Year-Over-Year 35%
WLAN and GSM total revenue more than doubled over last quarter
Pro forma Gross Profit expands sequentially by 650 basis points to 16% of revenues

WARREN, NJ—July 26, 2004—ANADIGICS, Inc., (Nasdaq: ANAD), a leading supplier of wireless and broadband communications solutions, today announced second quarter 2004 net revenues of $22.7 million, up 7% sequentially versus guidance of 5%. Year-over-year, revenues for the quarter were up 26% from $18 million.

The loss per share in the second quarter of 2004 was $0.36, improving $0.04 versus last quarter and $0.09 versus the prior-year quarter. On a pro forma basis, the loss per share was $0.33, which excludes charges of $1.2 million or $0.04 per share. Such amount includes $0.8 million of costs associated with a reduction in workforce and the closure of a design facility to further streamline future operating expenses as the Company realizes synergies from earlier acquisitions and $0.4 million related to employee relocation and professional fees associated with a claim settlement, partially offset by other income totaling $0.1 million or $0.01 per share. Sequentially, the pro forma loss per share improved $0.07.

The Company’s improved operating performance in the second quarter resulted from the combination of stronger revenues and higher fab utilization. The gross profit was $3.5 million or 15% of revenues. The gross profit compares to 9% last quarter. The pro forma gross profit was $3.7 million or 16% of revenues, excluding $0.2 million of charges associated with cost improvements.

Broadband revenues were $12.2 million, representing a sequential increase of 23% and growth over the prior-year quarter of 35%. The Company continues to capture greater market share in WLAN, the fastest growing wireless market, for its power amplifier products, which provided sequential growth of 80% and prior-year quarter growth of 280%. Additionally, further market share gains in infrastructure applications for the Company’s cable and fiber node products provided both sequential and prior-year quarter growth of 26%.

Wireless revenues were $10.5 million, an increase of 17% over the prior-year quarter. Factoring in the previously reported CDMA component shortages experienced by our largest customers, revenues decreased sequentially by 7%, slightly better than anticipated. The Company’s CDMA unit growth is expected to resume in the third quarter on the heels of increased shipments to our new Tier 1 CDMA customer in Korea and customer demand for our power amplifiers, a key RF component in the new VX7000 CDMA handset with an embedded digital camera. GSM product revenue grew sequentially by over 200% to $1.8 million.

The Company maintains a strong balance sheet with total cash and marketable securities of $100.8 million at July 3, 2004 .

"The Company’s operating performance significantly improved. Broadband demonstrated robust growth supported by increases in WiFi and Infrastructure revenue and we further expanded our customer base commencing with production shipments to our newest Tier 1 CDMA customer in Korea and accelerated our active GSM design activities with OEMs and ODMs in Asia to sixteen (16) customers, up from eight (8) reported last quarter," remarked Dr. Bami Bastani, President and CEO of ANADIGICS, Inc. "Our strategy of providing best-of-breed RF products in both Wireless and Broadband communication markets and partnering with marquee reference design customers for WiFi, WCDMA, EDGE, GSM/GPRS and CDMA has strengthened the Company’s position for continued revenue growth and market share gains in the second half of 2004 and into the foreseeable future."

"During the quarter, we implemented certain actions to streamline our cost base intended to generate improvements in gross profit and operating expenses," remarked Tom Shields, Senior Vice President & Chief Financial Officer of ANADIGICS, Inc. "Moreover, we expect that with the completion of our scheduled objectives during the third quarter of 2004, we will achieve our operating expense reduction initiative that targets an anticipated total annualized savings of $8 million across cost of goods sold, R&D and SG&A by the fourth quarter of 2004."

Business Outlook

Looking ahead into the third quarter of 2004, the Company expects continued sequential growth of 6% to 12% in revenues and further reductions in loss per share of approximately $0.07 to $0.08. The low end of the Company’s revenue outlook assumes that our largest CDMA customers will continue to experience component shortages into the fiscal third quarter and anticipates the initial commencement of handset shipments for the fourth-quarter holiday season to begin in late September.
RECENT HIGHLIGHTS

  ANADIGICS Announces Production Shipments to LG Electronics for the VX7000 Handset
July 15, 2004 – ANADIGICS announced that the Company is shipping production volumes of InGaP HBT (indium gallium phosphide heterojunction bipolar transistor) power amplifiers (PAs) to LG Electronics, a global provider of electronics and telecommunications products, for the innovative VX7000 CDMA handset with an embedded digital camera. The ANADIGICS AWT6135 InGaP HBT PA met LG Electronics' stringent performance and size requirements for the VX7000.

  ANADIGICS Appoints World Peace Group as Asia Pacific Distributor for Wireless & Broadband RFICs
April 19, 2004 – ANADIGICS announced that the Company has added World Peace Group (WPG) as a distributor of RFIC (radio frequency integrated circuit) solutions for the Asia Pacific territories including Taiwan, India and China. WPG is one of the largest distributors of semiconductor components in the Asia Pacific Region with sales of more than one billion dollars in 2003. ANADIGICS' RFIC solutions have been selected by key reference designs for GSM, WCDMA, and WLAN systems and are adopted by leading manufacturers of wireless handsets, WLAN systems, digital set-top boxes and cable television infrastructure equipment.

  ANADIGICS Expands Wireless Infrastructure Offering with New InGaP HBT One Watt Power Amplifier
April 8, 2004 – ANADIGICS announced the expansion of its wireless infrastructure portfolio with the introduction of the ADR3410 one watt InGaP HBT amplifier. The ADR3410 addresses medium power basestation applications and provides industry-leading adjacent channel power rejection of greater than 70 dBc, while meeting the demanding reliability requirements of the wireless infrastructure market. ANADIGICS designed the ADR3410 in cooperation with a leading cellular basestation equipment manufacturer and optimized the amplifier to deliver high performance for a WCDMA signal over the wireless frequency bands of 850 to 2200 MHz.

CONFERENCE CALL
ANADIGICS’ senior management will conduct a conference call today at 8:30 AM Eastern time. A live audio Webcast will be available at www.anadigics.com. A recording of the call will be available approximately two hours after the end of the call on the ANADIGICS Web site or by dialing (800) 753-8546 (available until July 30) .

ANADIGICS, Inc. (Nasdaq: ANAD) designs and manufactures radio frequency integrated circuit (RFIC) solutions for growing broadband and wireless communications markets. The Company's innovative high frequency RFICs enable manufacturers of communications equipment to enhance overall system performance, and reduce manufacturing cost and time to market. By utilizing state-of-the-art manufacturing processes for its RFICs, ANADIGICS achieves the high-volume and cost-effective products required by leading companies in its targeted high-growth communications markets. ANADIGICS was the first GaAs IC manufacturer to receive ISO 9001 certification and is certified to the ISO 9001:2000 quality standard.

Except for historical information contained herein, this press release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, order rescheduling or cancellation, changes in customers' forecasts of product demand, timely product and process development and protection of the associated intellectual property rights, individual product pricing pressure, variation in production yield, changes in estimated product lives, difficulties in obtaining components and assembly and test services needed for production of integrated circuits, change in economic conditions of the various markets the Company serves, as well as the other risks detailed from time to time in the Company's reports filed with the Securities and Exchange Commission, including the report on Form 10-K for the year ended December 31, 2003. Actual results could differ materially from the Company's forward-looking statements. These forward-looking statements can generally be identified as such because the context of the statement will include words such as "believe", "anticipate", "expect", or words of similar import. Similarly, statements that describe the Company's future plans, objectives, estimates, or goals are forward-looking statements. Important factors that could cause actual results and developments to be materially different from those expressed or implied by such statements include those factors discussed herein .

Investor Relations
Thomas Shields
ANADIGICS, Inc.
Tel: +1 908 412-5995

ANADIGICS Inc.
Condensed Consolidated Balance Sheets
(Amounts in thousands, except share and per share amounts)

	July 3, 2004		December 31, 2003

Assets	(unaudited	)

Current assets:
Cash and cash equivalents	$19,313		$18,525
Marketable securities	41,680		54,130
Accounts receivable	13,029		12,074
Inventory	13,960		10,321
Prepaid expenses and other current assets	4,231		3,243

Total current assets	92,213		98,293

Marketable securities	39,767		48,975

Plant and equipment, net	48,661		55,242

Goodwill and other intangibles, net of amortization	6,394		1,788
Other assets	3,055		3,600
	$190,090		$207,898

Liabilities and stockholders’ equity

Current liabilities:
Accounts payable	$10,690		$9,497
Accrued liabilities	6,374		5,618
Accrued restructuring costs	1,281		1,994
Capital lease obligations	49		84

Total current liabilities	18,394		17,193

Other long-term liabilities	3,079		2,959
Long-term debt	66,700		66,700

Stockholders’ equity	101,918		121,046
	$190,090		$207,898

The condensed balance sheets at December 31, 2003 have been derived from the audited financial statements at such date but does not include all the information and footnotes required by generally accepted accounting principles for complete financial statements.

ANADIGICS Inc.
Consolidated Statements of Operations
(Amounts in thousands, except share and per share amounts)

	Three Months Ended	Three Months Ended		Three Months Ended	Three Months Ended
	Pro Forma	Pro Forma		GAAP	GAAP
	July 3, 2004	Adjustments		July 3, 2004	June 28, 2003
	(unaudited)	(unaudited)		(unaudited)	(unaudited)

Net sales	$22,687	-		$22,687	$18,037
Cost of sales	19,037	170	(1)	19,207	17,250

Gross profit	3,650	(170)		3,480	787
Research and development expenses	8,271	595	(2)	8,866	8,280
Selling and administrative expenses	5,661	438	(3)	6,099	4,521
Restructuring and other charges	-			-	1,690

Operating loss	(10,282)	(1,203)		(11,485)	(13,704)
Interest income	551			551	875
Interest expense	(940)			(940)	(940)
Other income (expense)	36	107		143	(2)

Net loss	$(10,635)	$(1,096)	(4)	$(11,731)	$(13,771)

Basic and diluted loss per share

Net loss	$(0.33)			$(0.36)	$(0.45)

Weighted average common and
dilutive securities outstanding	32,405,755			32,404,755	30,674,033

(1) - Represents charges in connection with a reduction in workforce within Manufacturing Operations.
(2) - Includes charges in connection with a reduction in workforce ($475) and the closure of a design facility ($120)
(3) - Includes charges for a reduction in force ($70) within Selling, employee relocation ($168) and professional fees ($200 in connection with claim settlement)
(4) - Represents the net amount associated with the settlement of two claims and the proceeds of a sale of securities

Although the pro forma presentation is not intended as a substitute for results of operations prepared in accordance with GAAP, the Company believes this information should not be considered in isolation and provides a helpful measure of operating performance. The Company provides this supplemental information to enable investors to perform additional comparisons of operating results and as a means to provide additional insight into the Company's ongoing operations. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses that we believe are not indicative of our ongoing operations. Additionally, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods.

		Six Months Ended		Six Months Ended
		July 3, 2004		June 28, 2003

		(unaudited)		(unaudited )

Net sales		$43,882		$34,124
Cost of sales		38,383		33,329

Gross profit		5,499		795
Research and development expenses		17,767		15,437
Selling and administrative expenses		11,889		9,039
Restructuring and other charges		-		625
Purchased in-process R&D		-		1,690

Operating loss		(24,157)		(25,996)
Interest income		1,210		1,888
Interest expense		(1,880)		(1,881)
Other income (expense)		344		(23)

Net loss		$(24,483)		$(26,012)

Basic and diluted loss per share

Net loss		$(0.77)		$(0.85)

Weighted average common and
dilutive securities outstanding		31,984,714		30,674,033